H&Q LIFE SCIENCES INVESTORS

[GRAPHIC]

SEMIANNUAL REPORT

MARCH 31, 2003

     To our Shareholders:

At quarter-end on March 31, 2003, the net asset value per share of your Fund was $14.08. Total return for this quarter at net asset value was (1.8%), a change that lagged the Amex Biotech and NASDAQ Industrials Indices but which was favorable to the Dow Jones Industrial Average and the Russell 2000 Index for the same time period. Total return at market price was 2.61% during the quarter and 13.96% for the semi-annual period. Net asset value performance compared to the major indices for the quarter and six-month period ended March 31, 2003 was as follows:

                                     FISCAL YEAR TO DATE        QUARTER ENDED
                                      9/30/02 - 3/31/03            3/31/03
                                     -------------------        -------------
Net Asset Value                              +1.9%                  -1.8%
AMEX Biotech Index                           +4.2%                  -1.5%
Dow Jones Industrial Average                 +5.3%                  -4.2%
NASDAQ Industrials                           +9.3%                  -0.7%
Russell 2000                                 +0.6%                  -4.8%

The question, of course, is what can we expect from here. While we obviously don't know for certain, we believe that the recently completed quarter may signify a turning point. In the last few years we have been through a great deal of market turmoil. We saw a tremendous run up in market value in 2000, only to see a very significant and prolonged subsequent decline. As a benchmark, it is quite amazing to note that the NASDAQ Composite Index, which reached the 5000 level in 2000, was at 1341 at the close of the most recent quarter. This decline was punctuated along the way by a series of very tough blows to our collective psyche, including the September 11 attacks and last year's corporate governance crisis. During 2002 we detected a great deal of apprehension and even fear of the unknown in many investors. Entering the first quarter of 2003, geopolitical concerns were significant. As the quarter progressed, the focus of nearly the entire country rested on Iraq.

A lot has changed in the last month or two. The scope and cost of loss in Iraq have been quantified. Importantly, the global and political worst-case scenarios have not come to pass. We are grateful and relieved about this, of course. And significantly, it looks to us that we have entered a more normal phase wherein performance of the economy and of individual companies could have a greater effect on the stock market and the share prices of individual companies. We think that there is an increasing likelihood that companies that discover, develop and commercialize quality products will be rewarded with increased share price. Moreover, it appears to us that healthcare companies will be at the forefront of such a trend. We believe that all this bodes well for your Fund as we continue to identify innovative companies that may be able to cure recalcitrant diseases based on the application of novel scientific discoveries.

Having said all this, we acknowledge that there are obviously other factors that could change this equation. As a general positive, we believe there is evidence that the economy is recovering, albeit slowly and with the creation of relatively few jobs. In recent months our view has been tempered by high corporate and household debt levels relative to income, concerns about employment, low savings rates, and by our sense of general public unease about the loss of paper wealth that has occurred in the last couple of years. However, more recently we have sensed a shift in the general mood of the public. It seems to us that after spending a month or more focused on the events in Iraq, the public is now looking forward rather than back. Importantly, a number of first quarter reports have met or exceeded expectations, including reports in the healthcare sector. This makes us more optimistic about the potential for progress in the next few quarters. We hope to see some modest improvement in the economy and particularly in the healthcare sector over the coming months. We are not sure how sustainable the current trends are - so we are not overly bullish - but we are certainly optimistic that 2003 will turn out to be a better year than the last two have proven to be.

In this past quarter, we did not add any new private companies to the portfolio. We continue to evaluate a number of private investment opportunities, and have made new public purchases for the Fund. The Fund did, however, make follow-on investments in the following non-public companies in the portfolio: ACADIA Pharmaceuticals, CardioNet and Concentric Medical.

As always, we encourage the Fund's shareholders to contact us with any questions or concerns they may have relating to the Fund, and hope to see you at the Annual Meeting of Shareholders on June 18th here in Boston.

     /s/ Alan G. Carr                         /s/ Daniel R. Omstead
     Alan G. Carr                             Daniel R. Omstead
     President Emeritus                       President

                           H&Q LIFE SCIENCES INVESTORS

                                 PRIVACY NOTICE

   If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management, the Funds' investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

   If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

                           H&Q LIFE SCIENCES INVESTORS

[CHART]

                                    PORTFOLIO
                              AS OF MARCH 31, 2003

                         TOTAL    VENTURE    DIFFERENCE
AGRICULTURE/ENVIRO          2%         2%            0%
BIOTECHNOLOGY              49%        12%           36%
CROs                        1%         0%            1%
DIAGNOSTICS                 6%         4%            2%
HC INFO SERVICES            4%         2%            2%
MEDICAL SPECIALTY          15%         6%            9%
MEDICAL SUPPLIES            2%         1%            0%
PHARMACEUTICALS             5%         2%            3%
LIQUID ASSETS              16%         0%           16%

RESTRICTED

                           H&Q LIFE SCIENCES INVESTORS

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2003

                                                            % OF NET ASSETS
                                                            ---------------
   Martek Biosciences                                            6.17%
   Celgene                                                       4.66%
   Gilead Sciences                                               4.02%
   MedImmune                                                     3.21%
   CV Therapeutics                                               2.69%
   Telik                                                         2.54%
   Cubist Pharmaceuticals                                        2.50%
   CardioNet (Restricted)                                        2.35%
   IDEXX Laboratories                                            2.19%
   Exelixis                                                      2.08%

                           H&Q LIFE SCIENCES INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2003

                                                  UNITS HELD     UNITS HELD
                                                   12/31/02       3/31/03
                                                  ----------     ----------
PURCHASES
ACADIA Pharmaceuticals (Restricted) Series F               0        185,185
CardioNet (Restricted)                               971,429      1,051,429
Charles River Labs                                         0         56,900
Concentric Medical (Restricted)                    2,941,176      3,235,293
Eclipsys                                                   0         94,800
IMPAX Laboratories                                   154,500        324,100
Kosan Biosciences                                    176,200        296,600
Lexicon Genetics                                     138,600        227,800
Millennium Pharmaceuticals                                 0        279,000

SALES
Cytyc                                                109,956              0
Digene                                                 9,000              0
Endologix                                            132,000              0
Envirogen                                             20,833              0
Gilead Sciences                                      300,000        150,000

                           H&Q LIFE SCIENCES INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 March 31, 2003
                                   (UNAUDITED)

   SHARES                                                                      VALUE
------------                                                               -------------
                CONVERTIBLE SECURITIES - 30.0% OF NET ASSETS
                CONVERTIBLE PREFERRED (RESTRICTED) - 28.0%
                 AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.7%
     250,000      Ceres Series C*                                          $   1,500,000
      18,296      Ceres Series C-1*#                                             109,776
     174,200      Ceres Series D*#                                             1,045,200
     177,778      EPR Series A*                                                   17,778
                 BIOTECHNOLOGY - 11.4%
     296,667      ACADIA Pharmaceuticals Series E*                               801,001
     185,185      ACADIA Pharmaceuticals Series F*                               500,000
     634,921      Agensys Series C*                                            2,000,001
   1,587,302      Agilix Series B*                                             2,000,001
     566,958      Avalon Pharmaceuticals Series B*                             2,000,001
     808,473      IDUN Pharmaceuticals Series A-1*                             2,000,001
   1,212,121      Raven biotechnologies Series B*                              1,006,060
   1,872,772      Raven biotechnologies Series C*                              1,554,401
      30,920      Therion Biologics Series A*                                     58,130
     160,000      Therion Biologics Series B*#                                   300,800
     271,808      Therion Biologics Series C*#                                   510,999
      28,991      Therion Biologics Sinking Fund*                                 54,503
   1,150,000      Triad Therapeutics Series A*                                 1,150,000
     350,000      Triad Therapeutics Series B*                                   350,000
     800,000      Triad Therapeutics Series C*                                   800,000
     615,385      Zyomyx Series B*                                             1,230,770
     400,000      Zyomyx Series C*                                               800,000
     400,000      Zyomyx Series E*                                               800,000
                 DIAGNOSTICS - 3.5%
   1,051,429      CardioNet Series C*                                          3,680,002
     322,168      CytoLogix Series A*^                                           265,917
     151,420      CytoLogix Series B*#^                                          124,982
     130,000      Masimo Series D*                                             1,430,000
                 HEALTHCARE INFORMATION SERVICES - 1.8%
   3,589,744      PHT Series D*^                                               2,800,000
                 MEDICAL SPECIALTY - 6.3%
     500,000      AbTox Series F*                                                  5,000
   3,235,293      Concentric Medical Series B*                                 2,199,999
   1,088,436      OmniSonics Medical Technologies Series B*                    1,600,001
     689,679      Senomyx Series E*                                            2,000,000
     426,439      Songbird Hearing Series D*                                       4,264
     434,782      TherOx Series H*                                             1,317,389
     546,875      VNUS Medical Technologies Series E*                          2,800,000

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                      VALUE
------------                                                               -------------
                CONVERTIBLE PREFERRED - CONTINUED
                 MEDICAL SUPPLIES - 1.5%
     281,250      LocalMed Series D*                                       $       2,813
     421,052      Novacept Series G*#                                          1,452,629
     231,884      Novacept Series H*                                             800,000
                 PHARMACEUTICALS/DRUG DELIVERY - 1.8%
      93,248      Galileo Laboratories Series F*                                 326,368
     141,177      Theravance Series C*                                         1,270,593
     133,334      Theravance Series D-1*                                       1,200,006
                                                                            -------------
                                                                           $  43,869,385
                                                                           -------------

 PRINCIPAL
   AMOUNT
------------
                CONVERTIBLE BONDS AND NOTES - 2.0%
                 BIOTECHNOLOGY - 1.8%
$  4,200,000      CuraGen 6% Cvt. Deb. due 2007~                           $   2,856,000
                 DIAGNOSTICS - 0.1%
     112,224      CytoLogix (Restricted) 6.75% Cvt. Note,
                    due 2003*^                                                   112,224
                 HEALTHCARE INFORMATION SERVICES - 0.0%
   1,053,262      FitForAll.com (Restricted) 10% Prom. Note*#+                       105
                 MEDICAL SPECIALTY - 0.1%
     120,000      AbTox (Restricted) 12% Prom. Note*+                            120,000
                                                                           -------------
                                                                           $   3,088,329
                                                                           -------------
                TOTAL CONVERTIBLE SECURITIES
                  (Cost $61,620,907)                                       $  46,957,714
                                                                           -------------

   SHARES
------------
                COMMON STOCKS - 53.6%
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 0.1%
      57,032      Catalytica Energy Systems*                               $     145,432
                                                                           -------------
                                                                                 145,432
                                                                           -------------
                BIOTECHNOLOGY - 35.3%
                 BIOPHARMACEUTICALS - 25.3%
     206,800      Adolor*                                                      2,049,388
     282,620      BioTransplant*                                                  42,393
       3,297      BioTransplant (Restricted) Warrants (expire 8/12/04)*                0
      13,500      BioTransplant (Restricted) Warrants (expire 10/31/04)*               0
         925      BioTransplant (Restricted) Warrants (expire 8/15/05)*               61
     279,600      Celgene*                                                     7,291,968
     275,126      Corixa*                                                      1,881,862
      22,109      Corixa Warrants (expire 8/14/07)*                               10,988

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                      VALUE
------------                                                               -------------
                BIOTECHNOLOGY - CONTINUED
     407,449      Cubist Pharmaceuticals*                                  $   3,263,666
     133,333      Cubist Pharmaceuticals (Restricted)
                    Warrants (expire 9/23/03)*                                   652,798
     233,484      CV Therapeutics*                                             4,209,717
      53,000      Genzyme*                                                     1,931,850
     150,000      Gilead Sciences*                                             6,298,500
     296,600      Kosan Biosciences*                                           1,322,836
     153,000      MedImmune*                                                   5,022,990
     146,982      Therion Biologics (Restricted)*                                276,326
     117,638      Transkaryotic Therapies*                                       696,417
     135,135      Tularik*                                                       682,432
      76,000      Vertex Pharmaceuticals*                                        845,120
     278,776      Vicuron Pharmaceuticals*                                     3,019,144
      12,464      Vicuron Pharmaceuticals (Restricted) Warrants
                    (expire 8/3/05)*                                              60,924
                 GENOMICS/DRUG DISCOVERY - 10.0%
     198,000      Abgenix*                                                     1,722,600
     622,000      deCODE Genetics*                                             1,150,700
     306,463      Dyax*                                                          533,246
     489,400      Exelixis*                                                    3,259,404
     227,800      Lexicon Genetics*                                              908,922
     113,428      Lynx Therapeutics*                                             203,036
     257,600      Lynx Therapeutics Warrants (expire 4/29/07)*                         0
     279,000      Millennium Pharmaceuticals*                                  2,192,940
     116,307      Molecular Devices*                                           1,407,315
     411,400      Rigel Pharmaceuticals*                                         304,436
     296,428      Telik*                                                       3,983,992
                                                                           -------------
                                                                              55,225,971
                                                                           -------------
                CONTRACT RESEARCH ORGANIZATIONS - 1.4%
      56,900      Charles River Labs*                                          1,452,088
      61,500      Quintiles Transnational*                                       747,840
                                                                           -------------
                                                                               2,199,928
                                                                           -------------
                DIAGNOSTICS - 2.6%
     356,249      Biofield*                                                       96,187
     400,000      Biofield (Restricted)*                                          86,400
      98,000      IDEXX Laboratories*                                          3,427,060
     130,000      Masimo Labs (Restricted)*                                        1,300
     457,081      Sontra Medical (Restricted)*                                   530,214
                                                                           -------------
                                                                               4,141,161
                                                                           -------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                      VALUE
------------                                                               -------------
                HEALTHCARE INFORMATION SERVICES - 2.2%
      94,800      Eclipsys*                                                $     755,651
     303,000      WebMD*                                                       2,733,060
     204,139      Syntiro Healthcare Services (Restricted)*                        2,041
     101,283      Syntiro Healthcare Services (Restricted)
                    Warrants (expire 10/15/04)*                                        0
                                                                           -------------
                                                                               3,490,752
                                                                           -------------
                MEDICAL SPECIALTY - 8.8%
      67,898      Biopure Class A*                                               226,779
       5,555      Biopure (Restricted) Warrants (expire 8/4/03)*                       0
     666,666      Endocardial Solutions*                                       1,846,665
     338,815      Martek Biosciences*                                          9,663,004
     680,000      Orthovita*                                                   2,040,000
                                                                           -------------
                                                                              13,776,448
                                                                           -------------
                MEDICAL SUPPLIES - 0.5%
     430,000      EP MedSystems*                                                 713,800
                                                                           -------------
                                                                                 713,800
                                                                           -------------
                PHARMACEUTICALS/DRUG DELIVERY - 2.7%
     125,000      Aradigm*                                                       156,250
     324,100      IMPAX Laboratories*                                          1,455,209
     217,800      IVAX*                                                        2,668,050
                                                                           -------------
                                                                               4,279,509
                                                                           -------------
                TOTAL COMMON STOCKS
                  (Cost $70,217,803)                                       $  83,973,001
                                                                           -------------

 PRINCIPAL
   AMOUNT
------------
                TEMPORARY CASH INVESTMENTS - 12.0%
$  6,300,000      General Electric Capital Corp., 1.24%, due 4/16/03       $   6,296,745
  12,500,000      U.S. Treasury Bill, 1.10%, due 4/10/03                      12,496,563
                                                                           -------------
                TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $18,793,308)                                       $  18,793,308
                                                                           -------------
                TOTAL INVESTMENTS
                  (Cost $150,632,018)                                      $ 149,724,023
                                                                           =============

----------
*  Non income-producing security.
#  With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Value of $3,303,123).
~ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+  Issuer filed for bankruptcy.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2003
                                   (UNAUDITED)

ASSETS:
  Investments, at value (identified cost
    $150,632,018; see Schedule of Investments)            $   149,724,023
  Cash                                                            514,544
  Interest receivable                                              47,634
  Receivable for investments sold                               6,605,025
  Prepaid expenses                                                 34,025
                                                          ---------------
       Total assets                                       $   156,925,251
                                                          ---------------

LIABILITIES:
  Accrued advisory fee                                    $       172,515
  Accrued other                                                   135,180
                                                          ---------------
       Total liabilities                                  $       307,695
                                                          ---------------

NET ASSETS                                                $   156,617,556
                                                          ===============

SOURCES OF NET ASSETS:
  Shares of beneficial interest, par value $.01 per
    share, unlimited number of shares authorized,
    amount paid in on 11,123,431 shares issued and
    outstanding                                           $   154,340,660

  Accumulated net investment loss                              (1,021,406)

  Accumulated net realized gain on investments                  4,206,297

  Net unrealized loss on investments                             (907,995)
                                                          ---------------

       Total net assets (equivalent to $14.08 per
       share based on 11,123,431 shares outstanding)      $   156,617,556
                                                          ===============

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign tax of $260)           $         1,107
   Interest income                                                323,957
                                                          ---------------
      Total investment income                                               $       325,064

EXPENSES:
   Advisory fees                                          $     1,061,847
   Shareholder reporting                                           39,362
   Trustees' fees and expenses                                     71,554
   Legal fees                                                      21,403
   Transfer agent fees                                             25,127
   Stock exchange listing fee                                      27,785
   Accounting and auditing fees                                    37,286
   Custodian fees                                                  41,960
   Other                                                           20,146
                                                          ---------------
      Total expenses                                                              1,346,470
                                                                            ---------------

         Net investment loss                                                $    (1,021,406)
                                                                            ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                         $     6,735,748
   Decrease in net unrealized gain on investments                                (3,148,923)
                                                                            ---------------

         Net gain on investments                                            $     3,586,825
                                                                            ---------------

             Net increase in net assets
             resulting from operations                                      $     2,565,419
                                                                            ===============


   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE SIX         FOR THE
                                                  MONTHS ENDED       YEAR ENDED
                                                 MARCH 31, 2003     SEPTEMBER 30,
                                                  (UNAUDITED)           2002
                                                ---------------    ---------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
   Net investment loss                          $    (1,021,406)   $    (2,516,582)
   Net realized gain on investments                   6,735,748         21,763,821
   Decrease in net unrealized
      gain on investments                            (3,148,923)       (69,655,392)
                                                ---------------    ---------------

         Net increase (decrease) in net
          assets resulting from operations      $     2,565,419   $   (50,408,153)
                                                ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains                   $   (12,541,277)   $   (27,512,988)
                                                ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment
      of distributions (713,809 and
      1,090,624 shares, respectively)           $     9,007,964    $    20,343,991
                                                ---------------    ---------------

         Total decrease in net assets           $      (967,894)   $   (57,577,150)

NET ASSETS:
Beginning of period                                 157,585,450        215,162,600
                                                ---------------    ---------------

End of period                                   $   156,617,556    $   157,585,450
                                                ===============    ===============

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended March 31, 2003
                                   (UNAUDITED)

CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest income received                                                        $       284,113
   Dividends received                                                                        1,107
   Operating expenses paid                                                              (1,402,536)
                                                                                   ---------------
         Net cash used for operating activities                                    $    (1,117,316)
                                                                                   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities                                               $   (15,912,405)
   Net maturities of temporary cash investments                                         11,788,889
   Sales and maturities of portfolio securities                                          9,173,384
                                                                                   ---------------
         Net cash provided from investing activities                               $     5,049,868
                                                                                   ---------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                                    $    (3,533,313)
                                                                                   ---------------
         Net cash used for financing activities                                    $    (3,533,313)
                                                                                   ---------------

NET INCREASE IN CASH                                                               $       399,239

CASH AT BEGINNING OF PERIOD                                                                115,305
                                                                                   ---------------

CASH AT END OF PERIOD                                                              $       514,544
                                                                                   ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations                            $     2,565,419
   Accretion of discount                                                                   (33,510)
   Net realized gain on investments                                                     (6,735,748)
   Net decrease in net unrealized gain on investments                                    3,148,923
   Increase in interest receivable                                                          (6,334)
   Increase in prepaid expenses                                                            (15,059)
   Decrease in accrued expenses                                                            (41,007)
                                                                                   ---------------

      Net cash used for operating activities                                       $    (1,117,316)
                                                                                   ===============

Noncash financing activities not included herein consist of stock distributions of $9,007,964.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                              FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
                                PERIOD INDICATED)

                                FOR THE SIX
                                MONTHS ENDED                              FOR THE YEARS ENDED SEPTEMBER 30,
                               MARCH 31, 2003    ---------------------------------------------------------------------------------
                                (UNAUDITED)         2002(1)            2001              2000            1999             1998
                               -------------     -------------     -------------     -------------   -------------   -------------
Net asset value per share:
  Beginning of period          $      15.140     $      23.090     $      39.365     $      17.804   $      13.713   $      18.825
                               -------------     -------------     -------------     -------------   -------------   -------------
Net investment loss            $      (0.095)(2) $      (0.255)(2) $      (0.221)(2) $      (0.300)  $      (0.205)  $      (0.239)

Net realized and unrealized
  gain (loss) on investments           0.225            (4.835)          (12.134)           24.756           4.576          (4.133)
                               -------------     -------------     -------------     -------------   -------------   -------------
Total increase (decrease)
  from investment
  operations                   $       0.130     $      (5.090)    $     (12.355)    $      24.456   $       4.371   $      (4.372)
                               -------------     -------------     -------------     -------------   -------------   -------------
Capital gains distributions
  to shareholders              $      (1.190)    $      (2.860)    $      (3.920)    $      (2.895)  $      (0.280)  $      (0.740)
                               -------------     -------------     -------------     -------------   -------------   -------------
Net asset value per share:
  End of period                $      14.080     $      15.140     $      23.090     $      39.365   $      17.804   $      13.713
                               =============     =============     =============     =============   =============   =============
Per share market value:
  End of period                $      12.260     $      11.790     $      18.450     $      31.313   $      14.125   $      10.875

Total investment return
  at market value                      13.96%           (25.82%)          (29.07%)          155.36%          32.90%         (23.89%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period    $ 156,617,556     $ 157,585,450     $ 215,162,600     $ 318,271,356   $ 131,562,804   $ 100,030,321

Ratio of operating expenses
  to average net assets                 1.72%*            1.71%             1.58%             1.51%           1.60%           1.62%

Ratio of net investment loss
  to average net assets                (1.31%)*          (1.25%)           (0.83%)           (1.06%)         (1.30%)         (1.50%)

Portfolio turnover rate                 1.06%            17.36%            16.49%            12.70%          23.49%          18.21%

Number of shares outstanding
  at end of period                11,123,431        10,409,622         9,318,998         8,085,152       7,389,487       7,294,722

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

* Annualized.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2003
                                   (UNAUDITED)

(1) ORGANIZATION

       H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

    INVESTMENT SECURITIES

       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

    DISTRIBUTION POLICY

       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains.

    It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    STATEMENT OF CASH FLOWS

       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2003.

(2) SECURITIES TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2003 totaled $15,912,405 and $14,825,345, respectively.

       At March 31, 2003, the total cost of securities for Federal income tax purposes was $150,632,018. The net unrealized loss on securities held by the Fund was $907,995, including gross unrealized gain of $39,384,606 and gross unrealized loss of $40,292,601.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.

       Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 29% of the Fund's net assets at March 31, 2003.

       The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

       During the six-month period ended March 31, 2003, the Fund sold restricted securities for cash and a proportionate interest in a 5% interest-bearing promissory note due October 31, 2004. The Fund's interest in the note has a par value of $80,800 whose estimated value of $40,000 at March 31, 2003 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2003, as determined by the Trustees of the Fund.

                                             ACQUISITION                       CARRYING VALUE
              SECURITY                           DATE             COST            PER UNIT            VALUE
----------------------------------------   ---------------   ---------------   ---------------   ---------------
AbTox
   Series F Cvt. Pfd.*                              3/7/97   $     1,142,496   $         0.010   $         5,000
   12% Promissory Note                     2/26/98-3/26/98           120,000             1.000           120,000

ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                       5/2/00-3/24/03         2,000,208             2.700           801,001
   Series F Cvt. Pfd.                              3/19/03           500,000             2.700           500,000

Agensys
   Series C Cvt. Pfd.*                             2/14/02         2,003,383             3.150         2,000,001

Agilix
   Series B Cvt. Pfd.                              11/8/01         2,009,507             1.260         2,000,001

Avalon Pharmaceuticals
   Series B Cvt. Pfd.                             10/22/01         2,005,767             3.528         2,000,001

Biofield
   Common                                         12/15/00           201,989             0.216            86,400

Biopure
   Common Warrants (expire 8/4/03)                 5/13/99                 0             0.000                 0

BioTransplant
   Common Warrants (expire 8/12/04)                8/12/94                 0             0.000                 0
   Common Warrants (expire 10/31/04)              10/31/94                 0             0.000                 0
   Common Warrants (expire 8/15/05)                8/18/95                 0             0.066                61

CardioNet
   Series C Cvt. Pfd.                       5/3/01-3/25/03         3,697,953             3.500         3,680,002

Ceres
   Series C Cvt. Pfd.                             12/23/98         1,000,875             6.000         1,500,000
   Series C-1 Cvt. Pfd.*                            1/4/01            74,325             6.000           109,776
   Series D Cvt. Pfd.*                             3/14/01         1,046,778             6.000         1,045,200

Concentric Medical
   Series B Cvt. Pfd.*                      5/7/02-1/24/03         2,218,703             0.680         2,199,999

Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)                9/23/98               235             4.896           652,798

CytoLogix^
   Series A Cvt. Pfd.                      1/13/98-7/21/99         1,552,564             0.825           265,917
   Series B Cvt. Pfd.*                             1/11/01           766,886             0.825           124,982
   Cvt. Note                                       5/29/02           112,224             1.000           112,224

EPR
   Series A Cvt. Pfd.                               3/9/94           800,331             0.100            17,778

FitForAll.com
   10% Promissory Note*                    2/22/00-9/18/00         1,073,999             0.000               105

Galileo Laboratories
   Series F Cvt. Pfd.                              8/18/00         2,001,546             3.500           326,368

IDUN Pharmaceuticals
   Series A-1 Cvt. Pfd.                           11/26/02         2,001,311             2.474         2,000,001

LocalMed
   Series D Cvt. Pfd.                               2/9/96         1,126,970             0.010             2,813

Masimo
   Series D Cvt. Pfd.                              8/14/96           910,027            11.000         1,430,000

                                             ACQUISITION                       CARRYING VALUE
              SECURITY                           DATE             COST            PER UNIT            VALUE
----------------------------------------  ----------------   ---------------   ---------------   ---------------
Masimo Labs
   Common                                          8/14/96   $             0   $         0.010   $         1,300

Novacept
   Series G Cvt. Pfd.*                             3/27/01         2,001,065             3.450         1,452,629
   Series H Cvt. Pfd.                              4/25/02           800,000             3.450           800,000

Omnisonics Medical Technologies
   Series B Cvt. Pfd.                              5/24/01         1,602,982             1.470         1,600,001

PHT^
   Series D Cvt. Pfd.                              7/23/01         2,800,003             0.780         2,800,000

Raven biotechnologies
   Series B Cvt. Pfd.                             12/12/00         2,001,150             0.830         1,006,060
   Series C Cvt. Pfd.                             11/26/02         1,554,400             0.830         1,554,401

Senomyx
   Series E Cvt. Pfd.                              2/19/02         2,002,601             2.900         2,000,000

Songbird Hearing
   Series D Cvt. Pfd.                             12/14/00         2,003,239             0.010             4,264

Sontra Medical
   Common                                          6/24/02         1,119,976             1.160           530,214

Syntiro Heathcare Services
   Common                                           2/5/97           800,325             0.010             2,041
   Warrants (expire 10/15/04)                     10/15/98                 0             0.000                 0

Theravance
   Series C Cvt. Pfd.                               2/5/99         1,200,124             9.000         1,270,593
   Series D-1 Cvt. Pfd.                            8/28/00         1,200,606             9.000         1,200,006

Therion Biologics
   Common                                 6/30/93-10/16/96           251,642             1.880           276,326
   Series A Cvt. Pfd.                     8/20/96-10/16/96           289,847             1.880            58,130
   Series B Cvt. Pfd.*                     2/24/99-6/22/99           600,609             1.880           300,800
   Series C Cvt. Pfd.*                             9/26/01         1,019,284             1.880           510,999
   Sinking Fund Cvt. Pfd                   10/17/94-4/3/96           582,505             1.880            54,503

TherOx
   Series H Cvt. Pfd.                              9/11/00         2,001,249             3.030         1,317,389

Triad Therapeutics
   Series A Cvt. Pfd.                               6/8/99         1,151,067             1.000         1,150,000
   Series B Cvt. Pfd.                             12/20/00           702,090             1.000           350,000
   Series C Cvt. Pfd.                             11/25/02           800,000             1.000           800,000

Vicuron Pharmaceuticals
   Warrants (expire 8/3/05)                        6/28/99               905             4.888            60,924

VNUS Medical Technologies
   Series E Cvt. Pfd.                              8/20/01         2,800,000             5.120         2,800,000

Zyomyx
   Series B Cvt. Pfd.                              2/19/99           800,550             2.000         1,230,770
   Series C Cvt. Pfd.                               3/2/00           800,000             2.000           800,000
   Series E Cvt. Pfd.                              7/22/02           800,000             2.000           800,000
                                                             ---------------                     ---------------
                                                             $    60,054,296                     $    45,711,778
                                                             ===============                     ===============

*  With warrants attached
^  Affiliated issuers.

                           H&Q LIFE SCIENCES INVESTORS

                       New York Stock Exchange Symbol: HQL

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                  LEGAL COUNSEL
                                   Dechert LLP

                                   ----------

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                                   ----------

          Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.

                                                                    HQHLS-SAR-03